UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2020
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangement of Certain Officers
On November 16, 2020, Jason W. Grooters, our Assistant Vice President and Chief Accounting Officer, notified First Citizens BancShares, Inc. (the “Company”) of his intention to resign from his position as Vice President and Chief Accounting Officer of the Company and its subsidiary, First-Citizens Bank & Trust Company, effective as of November 30, 2020 (the “Effective Date”). Mr. Grooters has decided to pursue other professional opportunities, and his departure is not the result of any dispute or disagreement with the Company.
As of the Effective Date, the Company intends that the roles of principal accounting officer and controller will be separated and Craig L. Nix, our Chief Financial Officer, will assume the role of the Company’s principal accounting officer, in addition to continuing in his role as the Company’s principal financial officer. The Company is in the process of hiring a controller to assume those duties as of December 1, 2020.
Mr. Nix, age 49, has served as our Chief Financial Officer since November 2014. Prior to joining the Company, Mr. Nix served as the Executive Vice President and Chief Financial Officer of First Citizens Bancorporation and First Citizens Bank of South Carolina from 2001 to 2014. Mr. Nix has been employed by First Citizens Bank since 1999. He earned a bachelor’s degree from the University of South Carolina and is a graduate of Vanderbilt University’s BAI (Bank Administration Institute) and the Graduate School of Bank Financial Management. Mr. Nix is also a certified public accountant.
No new compensatory arrangements will be entered into with Mr. Nix in connection with his appointment as our principal accounting officer.
Mr. Nix was not appointed as our principal accounting officer pursuant to any arrangement or understanding with any other person. Mr. Nix does not have any family relationships with any executive officer or director of the Company. Mr. Nix is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	November 17, 2020	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer